Continuing to execute on our path to PREMIUM FIRST QUARTER 2023 INVESTOR UPDATE April 27, 2023

Cautionary Statement and Other Disclaimers This presentation and the oral statements made in connection herewith contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this presentation and the oral statements made in connection herewith are forward-looking statements made in good faith by CenterPoint Energy, Inc. (“CenterPoint Energy” or the “Company”) and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements concerning CenterPoint Energy’s expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings and guidance, growth, costs, prospects, capital investments or performance or underlying assumptions and other statements that are not historical facts. You should not place undue reliance on forward-looking statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will,” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking. Examples of forward-looking statements in this presentation and the oral statements made in connection herewith include statements about capital investments (including with respect to incremental capital opportunities, deployment of capital, renewables projects, and mobile generation spend), the impacts of the February 2021 winter storm event on our business and service territories, the recovery and timing of recovery of associated gas costs and litigation, the recovery and timing of recovery for all of CenterPoint’s mobile generation spend, the timing of and projections for upcoming rate cases for CenterPoint and its subsidiaries, future earnings and guidance, including long-term growth rate, customer charges, operations and maintenance expense reductions, financing plans (including the timing of any future equity issuances, securitization, credit metrics and parent level debt), the impact of disruptions to the global supply chain on our business, including our generation transition plan and our capital plan, the Company’s 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and impacts of the maturity of ZENS, tax planning opportunities (such as any potential use of the repairs expense deduction), future financial performance and results of operations, including with respect to regulatory actions and recoverability of capital investments, customer rate affordability, value creation, opportunities and expectations, and ESG strategy, including our net zero and carbon emission reduction goals. We have based our forward-looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include, but are not limited to, risks and uncertainties relating to: (1) CenterPoint Energy’s business strategies and strategic initiatives, restructurings, joint ventures and acquisitions or dispositions of assets or businesses, including the completed sale of our Natural Gas businesses in Arkansas and Oklahoma, the exit from midstream, and the internal restructuring of certain subsidiaries which we cannot assure you will have the anticipated benefits to us; (2) industrial, commercial and residential growth in CenterPoint Energy’s service territories and changes in market demand; (3) CenterPoint Energy’s ability to fund and invest planned capital, and the timely recovery of its investments; (4) financial market and general economic conditions, including access to debt and equity capital, inflation, interest rates and instability of banking institutiolns and their effect on sales, prices and costs; (5) continued disruptions to the global supply chain and increases in commodity prices; (6) actions by credit rating agencies, including any potential downgrades to credit ratings; (7) the timing and impact of regulatory proceedings and actions and legal proceedings, including those related to Houston Electric’s mobile generation and the February 2021 winter storm event; (8) legislative decisions, including tax and developments related to the environment such as global climate change, air emissions, carbon, waste water discharges and the handling of coal combustion residuals, among others, and CenterPoint Energy’s net zero and carbon emissions reduction goals; (9) the impact of pandemics, including the COVID-19 pandemic; (10) the recording of impairment charges; (11) weather variations and CenterPoint Energy’s ability to mitigate weather impacts, including approval and timing of securitization issuances; (12) changes in business plans; (13) CenterPoint Energy’s ability to execute on its initiatives, targets and goals, including its net zero and carbon emissions reduction goals and operations and maintenance goals; and (14) other factors discussed in CenterPoint Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and CenterPoint Energy’s Quarterly Report on Form 10-Q for the quarter ended March 31,2023, including under “Risk Factors,” “Cautionary Statements Regarding Forward-Looking Information” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Certain Factors Affecting Future Earnings” in such reports and in other filings with the Securities and Exchange Commission (“SEC”) by the Company, which can be found at www.centerpointenergy.com on the Investor Relations page or on the SEC website at www.sec.gov. This presentation contains time sensitive information that is accurate as of the date hereof (unless otherwise specified as accurate as of another date). Some of the information in this presentation is unaudited and may be subject to change. We undertake no obligation to update the information presented herein except as required by law. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website. Use of Non-GAAP Financial Measures In addition to presenting its financial results in accordance with generally accepted accounting principles (GAAP), including presentation of income (loss) available to common shareholders and diluted earnings (loss) per share, the Company also provides guidance based on non-GAAP income and non-GAAP diluted earnings per share and also provides non-GAAP funds from operations / non-GAAP rating agency adjusted debt (“FFO/Debt”). Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. Please refer to the Appendix for detailed discussion of the use of non-GAAP financial measures presented herein. 2

Premium Value Proposition: Tracking Delivery

CenterPoint Energy

CNP Value Proposition	Long-Term Plan Deliverables	Progress
Sustainable Growth for Shareholders	**Delivered** non-GAAP EPS[1] of $0.50 in Q1 2023 despite milder than normal weather and a higher interest rate environment	✓ **12** quarters of meeting/exceeding expectations
	Reaffirming FY 2023 guidance of **$1.48 - $1.50** non-GAAP EPS; Target **8%** non-GAAP EPS growth in 2024 and target mid to high-end of **6%-8%**, annually 2025 - 2030[2]	✓ **On track**
	Continuing to execute on year 3 of **$43B** capital plan[3] through 2030, with a potential incremental **$3B** of identified opportunities not included in the plan	✓ **On track**
	Continuing to focus on **pure-play** regulated utility operations; **over 95%** of earnings from **regulated operations**	✓ **Completed**
	Currently **no external equity issuance** planned to fund current capital investments; Continuing to seek **efficient funding** of our capital plan[3]	✓ **On track**
	Maintaining balance sheet health; targeting **FFO/Debt**[4] **of 14%-15%** throughout 2023	✓ **On track**
Sustainable, Resilient, and Affordable Service for Customers	Working to **keep rates affordable;** maintaining O&M discipline[5], securitization rolling off or extending cost recovery[6], and customer growth[7]	✓ **On track**
Sustainable Positive Impact on Our Environment	Issued **first Green Bond** at CEHE under the **Sustainable Financing Framework**	✓ **On track**

Note: Refer to slide 2 for information on forward-looking statements and slide 20 for information on non-GAAP EPS assumptions and non-GAAP measures.

(1) Refer to slide 16 for reconciliation of non-GAAP measures to GAAP measures
(2) Refers to non-GAAP EPS annual growth rate for 2022A – 2030E; target based on long-term plan assumptions
(3) Refers to 10-year capital plan from 2021A-2030E; based on long-term plan assumptions
(4) Consistent with Moody's methodology; target based on plan assumptions
(5) O&M includes Electric and Natural Gas business, based on goal of 1% - 2% annual average savings
(6) Securitization includes CEHE bonds ending by 2024 and proposed SIGECO bonds
(7) Internal projection through 2030

3

Takeaways...

CenterPoint Energy

First Quarter Results; Reaffirming 2023 Guidance

Delivered non-GAAP EPS(1) of $0.50 for the first quarter; Reaffirming 2023 full-year guidance of $1.48-$1.50 non-GAAP EPS(2); Continue to target 8% non-GAAP EPS growth for 2024 and mid to high-end of 6-8% annually thereafter through 2030(3)

Managing the Headwinds

Despite milder winter weather and increasing interest rate environment, achieved strong first quarter results which represents approximately a third of full-year guidance at the midpoint

Not Reliant on "Big Bets"(4)

Approximately 80% of the $43B capital plan through 2030 expected to be recovered through regulatory interim mechanisms and majority of projects can be completed within 12 months

Continued Focus on Customer Affordability

Next CEHE securitization charges coming off bill in '24 (~5% of current average residential customer bill) creates incremental bill headroom for our customers; 1% - 2% of expected annual organic growth(5); and 1% - 2% of anticipated annual average O&M savings(6)

Focused on a Strong Balance Sheet

Texas securitization proceeds paid down ~$1.1B of floating rate / high coupon debt; target FFO/debt(7) of 14% - 15% throughout 2023

Constructive Regulatory Outcomes(8)

2022 TEEEF for mobile generation cost recovery approved; No rate case orders expected until 2024; IURC approved refiled PPA with two additional previously approved PPA's pending for adjustments related to market changes since original filing

....Extending track record of execution

Note: Refer to slide 2 for information on forward-looking statements and slide 20 for information on non-GAAP EPS assumptions and non-GAAP measures.

(1) Refer to slides 16 through 17 for reconciliation of non-GAAP measures to GAAP measures
(2) Would meet prior growth target of 8%
(3) Target based on long-term plan assumptions
(4) Refers to no single project dependency and the efficiencies of interim mechanisms
(5) Internal projection through 2030 for the Houston Electric service area
(6) O&M includes Electric and Natural gas business
(7) Consistent with Moody's methodology; target based on plan assumptions
(8) Refer to slide 14 for further information regarding certain key regulatory matters; PPA – Power Purchase Agreement; IURC – Indiana Utility Regulatory Commission

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Q1 2023 v Q1 2022 Non-GAAP EPS(1) Primary Drivers $0.47 $0.50 $0.09 $0.04 $0.02 $0.06 $0.02 Q1 2022 Non-GAAP EPS Q1 2023 Non-GAAP EPS Note: Refer to slide 2 for information on forward-looking statements and slide 20 for information on non-GAAP EPS assumptions and non-GAAP measures. (1) Refer to slide 16 and slide 17 for reconciliation of non-GAAP measures to GAAP measures (2) Inclusive of miscellaneous revenues and other items Growth and Rate Recovery O&M SavingsWeather / Usage Electric $0.01 Growth $0.05 Rate recovery Gas $0.01 Growth $0.02 Rate recovery Electric $0.02 Gas $0.02 Other $0.02 Other(2) $0.01 Tax $0.01 AR-OK Interest Expense 5 Electric $0.01 Gas $0.01

Capital Expenditures by Segment…. FY 1Q FY 5-YR 10-YR 2022 2023 2023(3) Plan Plan Electric(4) ~$3.1B ~$0.3B ~$2.1B $12.9B $26B+ Natural Gas ~$1.7B ~$0.8B ~$1.5B $7.3B $17B+ Corporate and Other ~$40MM ~$2MM ~$20MM $0.1B $0.2B Total Capital Expenditures(4) ~$4.8B ~$1.1B ~$3.6B ~$20.3B ~$43B Note: Refer to slide 2 for information on forward-looking statements. (1) Refers to capital plan from 2021A to 2025E (2) Refers to capital plan from 2021A to 2030E (3) Represents 2023 estimated capital expenditures as of 3/31/2023 (4) Includes incremental and accelerated investments in 2021 and 2022 related to capital leases for temporary emergency mobile generation units Current 5-Yr Plan(1) 10-Yr Plan(2) Through 2030 Potential Incremental Capital of ~$3B • Increased & accelerated C&I electrification • Accelerated EV adoption • Additional grid modernization projects ….Continued execution of capital plan for the benefit of customers 6

Interim Regulatory Mechanism Update (Cont’d)  DCRF (Houston Electric)  Filed in April 2023 with ~$162MM revenue requirement, increase of $85MM over last year  Recovery anticipated to commence Sept. 1 Indiana IRP Update  Electric CPCNs:  130 MW CrossTrack Solar: Approved January 2023(2)  Wind Project: Filed January 2023  Next IRP Submission: Target mid-2023 Securitization and Other Updates  SIGECO anticipates costs to be securitized (related to coal facility retirements)  Securitization application for $350MM approved in January  Texas securitization (balance related to incremental gas costs)  ~$1.1B of proceeds received on 3/23/2023 ….Constructive across our footprint Note: Refer to slide 2 for information on forward-looking statements. GRIP – Gas Reliability Infrastructure Program; TCOS: Transmission Cost of Service; TEEEF – Temporary Emergency Electric Energy Facilities; PUCT – Public Utility Commission of Texas; DCRF – Distribution Cost Recovery Factor; CPCN – Certificate of Public Convenience and Necessity; IRP – Integrated Resource Plan (1) See full regulatory schedule on slide 14 (2) See slide 15 for additional information regarding renewables timeline Key Regulatory Updates…. 7 Rate Case Update(1)  Texas Gas  Plan to file rate case in July Interim Regulatory Mechanism Update  GRIP (Texas Gas)  Filed in March with ~$60MM Net Revenue Requirement  Anticipated to go into rates mid-Q2  TCOS (Houston Electric)  Filed in March 2023 with additional ~$40MM revenue requirement,  Anticipated to go into rates in May  TEEEF (Houston Electric)  PUCT approved 2022 filing which included ~$200MM of temporary emergency mobile generation costs ($39MM revenue requirement)  Written Order issued on 4/5/2023  Second filing made in April 2023 seeking recovery of costs representing ~$188MM revenue requirement, increase of $149MM over last year

Contacts Jackie Richert Vice President Investor Relations and Treasurer Tel. (713) 207 – 9380 jackie.richert@centerpointenergy.com Ben Vallejo Director Investor Relations Tel. (713) 207 – 5461 ben.vallejo@centerpointenergy.com General Contact Tel. (713) 207 – 6500 https://investors.centerpointenergy.com/contact-us 8

Appendix 9

Reduced Floating Rate Debt $2.5B CNP ($1.1B) Uri Related Proceeds ($0.8B) Other Net Reduction $2B CNP $1.9B CERC $0.5B CERC $0.1B SIGECO $0.1B SIGECO $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 Q4 2022 Uri Securitization Proceeds Net New Debt Issuances Q1 2023 B al an ce ($ in B ill io ns ) 10 Floating Rate Debt Balance Reduced outstanding balance to ~16% of total debt outstanding ….Reducing floating rate exposure $4.5B $2.6B

Average Monthly CEHE Charges (per 1,000 kWh) Customer Affordability Houston Electric Rates (Based on new capital plan) Customer Growth Structural Headroom O&M Discipline Effective Rates Future Expected Bill Mitigants 1-2% annual customer growth CEHE’s Securitization bonds ending(2) ~5% reduction of vol. charge (2024) 1-2% O&M average reduction per year(3) ….Executing capital plan while working to keeping rates affordable <1% average annual increase for Houston Electric charges on customer bills over the last 10 years ~2.8% average annual inflation rate for that same period Note: Refer to slide 2 for information on forward-looking statements. (1) Projected 2023 rate as of April 2023 (2) Refers to Houston Electric’s securitization bonds; One tranche of transition bonds remain, with a scheduled final payment date in 2024 (3) Projections based on internal forecast and are based on annual targets; Includes the Electric and Natural Gas business 11 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 $49 $49(1)

Capital Plan & Regulatory Mechanisms

~80%

of 10-year Capital Plan expected to be recoverable through interim mechanisms


Traditional rate case ~5%
Rate case with forward test year ~10%
Interim mechanisms with CPCN required(1) ~5%
Interim Mechanisms(2) ~80%

Regulatory Highlights	Stakeholder Benefits
Existing Mechanisms for timely recovery of major storm costs	Reasonable cost recovery *reduces customer impact and earnings volatility*
Collected nearly all of Winter Storm Uri gas costs	Reasonable cost recovery *reduces customer impact and earnings volatility*
Generation transition proceedings in Indiana on plan	Cleaner energy transition *good for communities*

….No big bets[3] with expected recovery through established regulatory mechanisms

Note: Refer to slide 2 for information on forward-looking statements.

(1) Includes capital expenditures that are expected to be recovered through interim mechanisms but requires approval of Certificate of Public Convenience and Necessity

(2) Includes capital expenditures that are expected to be recovered through interim mechanisms and riders. Excludes capital expenditures that require approvals for Certificate of Public Convenience and Necessity

(3) Refers to no single project dependency and the efficiencies of interim mechanisms

12

Weather and Throughput Data Note: Data as of 03/31/2023. (1) End of period number of metered customers (2) As compared normal weather for service area; Normal weather is based on past 10-year weather in service area (3) Only pertains to HDD Electric Natural Gas 1Q 2023 1Q 2022 2023 vs 2022 Th ro ug hp ut (in G W h) Residential 5,968 6,346 (6)% Total 21,756 23,155 (6)% M et er ed C us to m er s (1) Residential 2,547,297 2,502,253 2% Total 2,871,667 2,824,100 2% W ea th er v s N or m al (2) Cooling Degree Days 59 (66) 125 Heating Degree Days (96) 181 (277) Houston Cooling Degree Days 63 (69) 132 Houston Heating Degree Days (78) 184 (262) 1Q 2023 1Q 2022 2023 vs 2022 Th ro ug hp ut (in B cf ) Residential 96 123 (22)% Commercial and Industrial 133 137 (3)% Total 229 260 (12)% M et er ed C us to m er s (1) Residential 3,973,454 3,926,192 1% Commercial and Industrial 302,634 297,270 2% Total 4,276,088 4,223,462 1% W ea th er v s N or m al (2) Heating Degree Days (220) 196 (416) Texas Heating Degree Days (146) 234 (380) 13 Margin Sensitivities CEHE IE TX Gas(3) Per HDD / CDD $50k - $70k $20k - $30k $30 - $40k

Regulatory Schedule Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec TX (E) IN (E) TX (G)(3) MN (G) N. IN (G) OH (G) S. IN (G) LA (G) MS (G) EH No Rate Case Planned Until Mid-2024 No Rate Case Planned Until Post-2025 No Rate Case Planned Until Post-2025 Evidentiary Hearing FO Final Order CPCN (Posey) CPCN (Wind) ROE / Equity Ratio ’23 Rate Base(2) 9.40% / 42.5% $12.0B 10.40% / 43.5% $2.0B 9.64% / 55.5%(1) $2.0B 9.39% / 51.0% $2.0B 9.80% / 46.8% $2.0B N/A / 51.1% $1.0B 9.70% / 46.2% $0.6B 9.95% / 52.0% $0.4B 9.81% / 50.0% $0.3B Total = $22.3B Upcoming Rate Case Activity No Rate Case Planned Until Post-2025 No Rate Case Planned Until Post-2025 CPCN (Crosstrack) GRC GRC GRC FO GRC EH EH FO FO 14 Note: Refer to slide 2 for information on forward-looking statements. TCOS – Transmission Cost of Service; DCRF – Distribution Cost Recovery Factor; TEEEF – Temporary Emergency Electric Energy Facilities; GRC – General Rate Case; CPCN – Certificate of Public Convenience and Necessity (1) TX Gas regulatory metrics reflect jurisdictional average (2) Represents the latest available information, may differ slightly from regulatory filings (3) Texas Gulf GRC expected to be filed in July 2023; South Texas GRC expected to be filed in July 2024 2 TCOS Filings / 1 DCRF Filing / 1 TEEEF Filing

Generation Project Timeline Note: Refer to slide 2 for information on forward-looking statements. 15

Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance Quarter Ended March 31, 2023 Dollars in millions Diluted EPS (1) Consolidated income (loss) available to common shareholders and diluted EPS $ 313 $ 0.49 ZENS-related mark-to-market (gains) losses: Equity securities (net of taxes of $8) (2)(3) (31) (0.05) Indexed debt securities (net of taxes of $8) (2) 31 0.05 Impacts associated with mergers and divestitures (net of taxes of $1) (2) 1 0.00 Consolidated on a non-GAAP basis(4) $ 314 $ 0.50 16 (1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS (2) Taxes are computed based on the impact removing such item would have on tax expense (3) Comprised of common stock of AT&T Inc., Charter Communications, Inc., and Warner Bros. Discovery, Inc. (4) The calculation on a per-share basis may not add down due to rounding

Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance Quarter Ended March 31, 2022 Dollars in millions Diluted EPS (1) Consolidated income (loss) available to common shareholders and diluted EPS $ 518 $ 0.82 ZENS-related mark-to-market (gains) losses: Equity securities (net of taxes of $22) (2)(3) 81 0.13 Indexed debt securities (net of taxes of $22) (2) (83) (0.13) Midstream-related earnings (net of taxes of $10) (2)(4) (32) (0.05) Impacts associated with mergers and divestitures (net of taxes of $112) (2) (189) (0.30) Consolidated on a non-GAAP basis $ 295 $ 0.47 17 (1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS (2) Taxes are computed based on the impact removing such item would have on tax expense; Taxes related to the gas LDC sales and the midstream-related earnings are booked proportionately by applying the projected annual effective tax rate percentage to income earned each quarter in accordance with GAAP; additional tax expense related primarily to the write-off of non-deductible goodwill will be reflected in tax expense over the remainder of 2022 and exclude from non-GAAP EPS (3) Comprised of common stock of AT&T Inc. and Charter Communications, Inc. (as of March 31, 2022) (4) Includes earnings and expenses related to ownership and disposal of Energy Transfer units, a corresponding amount of debt related to the units and an allocation of associated corporate overhead. Includes costs associated with early extinguishment of $600 million debt at CenterPoint Energy, Inc. of approximately $35 million, net of taxes

Reconciliation: Net Cash Provided by Operating Activities and Total Debt, Net to non-GAAP Funds from Operations (FFO) and non-GAAP Rating Agency Adjusted Debt 18 Total Debt, Net Short-term Debt: Short-term borrowings $ 500 Current portion of VIE Securitization Bonds long- term debt 156 Indexed debt, net 6 Current portion of other long-term debt 57 Long-term Debt: VIE Securitization bonds, net 161 Other long-term debt, net 15,622 Total Debt, net 16,502 Plus: Rating agency adjustments(2) 491 Non-GAAP rating agency adjusted debt $ 16,993 Net cash provided by operating activities / total debt, net = 17.8% Non-GAAP FFO / Non-GAAP rating agency adjusted debt (“FFO/Debt”) = 14.2% Net cash provided by operating activities $ 2,943 Add back: Accounts receivable and unbilled revenues, net (91) Inventory 296 Taxes receivable 7 Accounts payable 35 Other current assets and liabilities 173 Adjusted cash from operations 3,363 Plus: Rating agency adjustments(1) (947) Non-GAAP funds from operations (FFO) $ 2,416 Twelve month-to-date ended and as of March 31, 2023, respectively ($ in millions) (1) Consistent with Moody’s methodology, including adjustments related to total lease costs (net of lease income), Series A preferred stock dividends, non-recurring items / Uri proceeds and defined benefit plan (2) Consistent with Moody’s methodology, including adjustments related to Winter Storm Uri debt, Series A preferred stock, pension benefit obligations, and operating lease liabilities

Regulatory Information Information Location Electric  Estimated 2022 year-end rate base by jurisdiction  Authorized ROE and capital structure by jurisdiction  Definition of regulatory mechanisms  Projected regulatory filing schedule Regulatory Information – Electric Natural Gas  Estimated 2022 year-end rate base by jurisdiction  Authorized ROE and capital structure by jurisdiction  Definition of regulatory mechanisms  Projected regulatory filing schedule Regulatory Information – Gas Estimated amortization for pre-tax equity earnings related to Houston Electric’s securitization bonds Regulatory Information – Electric (Pg. 5) Rate changes and Interim mechanisms filed Form 10-Q – Rate Change Applications section 19

Additional Information Use of Non-GAAP Financial Measures In this presentation and the oral statements made in connection herewith, CenterPoint Energy presents, based on diluted earnings per share, non-GAAP income, non-GAAP earnings per share (“non-GAAP EPS”), as well as non-GAAP funds from operation / non-GAAP rating agency adjusted debt (“FFO/Debt”) which are not generally accepted accounting principles (“GAAP”) financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. 2022 and 2023 non-GAAP EPS excluded and 2023 non-GAAP EPS guidance excludes: (a) Earnings or losses from the change in value of ZENS and related securities, (b) (for 2022) Gain and impact, including related expenses, associated with Arkansas and Oklahoma gas LDC sales, (c) (for 2022) Income and expense related to ownership and disposal of Energy Transfer common and Series G preferred units, and a corresponding amount of debt related to the units and (d) (for 2023) Gain and impact, including related expenses, associated with mergers and divestitures. In providing this guidance, CenterPoint Energy does not consider the items noted above and other potential impacts such as changes in accounting standards, impairments or other unusual items, which could have a material impact on GAAP reported results for the applicable guidance period. The 2023 non-GAAP EPS guidance range also considers assumptions for certain significant variables that may impact earnings, such as customer growth and usage including normal weather, throughput, recovery of capital invested, effective tax rates, financing activities and related interest rates, and regulatory and judicial proceedings. To the extent actual results deviate from these assumptions, the 2023 non-GAAP EPS guidance range may not be met or the projected annual non-GAAP EPS growth rate may change. CenterPoint Energy is unable to present a quantitative reconciliation of forward-looking non-GAAP diluted earnings per share because changes in the value of ZENS and related securities, future impairments, and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control. Funds from operations excludes from net cash provided by operating activities accounts receivable and unbilled revenues, net, inventory, taxes receivable, accounts payable, and other current assets and liabilities, and includes certain adjustments consistent with Moody’s methodology, including adjustments related to total lease costs (net of lease income), Series A preferred stock dividends, and defined benefit plan contributions (less service costs). Non-GAAP rating agency adjusted debt adds to Total Debt, net certain adjustments consistent with Moody’s methodology, including adjustments related to Winter Storm Uri debt, Series A preferred stock, pension benefit obligations, and operating lease liabilities. CenterPoint Energy is unable to present a quantitative reconciliation of forward-looking FFO/Debt because certain adjustments and other unusual items are not estimable and are difficult to predict due to various factors outside of management's control. The appendix to this presentation contains a reconciliation of income (loss) available to common shareholders and diluted earnings (loss) per share to the basis used in providing guidance, as well as a reconciliation of net cash provided by operating activities / total debt, net to FFO/Debt. Management evaluates the Company’s financial performance in part based on non-GAAP income, non-GAAP EPS and long-term FFO/Debt. Management believes that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non-GAAP financial measures exclude items that Management believes do not most accurately reflect the Company’s fundamental business performance. These excluded items are reflected in the reconciliation tables, where applicable. CenterPoint Energy’s non-GAAP income, non-GAAP EPS and non-GAAP FFO/Debt financial measures should be considered as a supplement to, and not as a substitute for, or superior to, income available to common shareholders, diluted earnings per share (in the case of non-GAAP EPS) and net cash provided by operating activities to total debt, net which, respectively, are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies. Net Zero Disclaimer Our Scope 1 emissions estimates are calculated from emissions that directly come from our operations. Our Scope 2 emissions estimates are calculated from emissions that indirectly come from our energy usage, but because Texas is in an unregulated market, our Scope 2 estimates do not take into account Texas electric transmission and distribution assets in the line loss calculation and exclude emissions related to purchased power between 2024E-2026E. Our Scope 3 emissions estimates are based on the total natural gas supply delivered to residential and commercial customers as reported in the U.S. Energy Information Administration (EIA) Form EIA-176 reports and do not take into account the emissions of transport customers and emissions related to upstream extraction. While we believe that we have a clear path towards achieving our net zero emissions (Scope 1 and Scope 2) by 2035 goals, our analysis and path forward required us to make a number of assumptions. These goals and underlying assumptions involve risks and uncertainties and are not guarantees. Should one or more of our underlying assumptions prove incorrect, our actual results and ability to achieve net zero emissions by 2035 could differ materially from our expectations. Certain of the assumptions that could impact our ability to meet our net zero emissions goals include, but are not limited to: emission levels, service territory size and capacity needs remaining in line with Company expectations (inclusive of changes related to the sale of our Natural Gas businesses in Arkansas and Oklahoma); regulatory approval of Indiana Electric's generation transition plan; impacts of future environmental regulations or legislation; impacts of future carbon pricing regulation or legislation, including a future carbon tax; price, availability and regulation of carbon offsets; price of fuel, such as natural gas; cost of energy generation technologies, such as wind and solar, natural gas and storage solutions; adoption of alternative energy by the public, including adoption of electric vehicles; rate of technology innovation with regards to alternative energy resources; our ability to implement our modernization plans for our pipelines and facilities; the ability to complete and implement generation alternatives to Indiana Electric's coal generation and retirement dates of Indiana Electric's coal facilities by 2035; the ability to construct and/or permit new natural gas pipelines; the ability to procure resources needed to build at a reasonable cost, the lack of or scarcity of resources and labor, the lack of any project cancellations, construction delays or overruns and the ability to appropriately estimate costs of new generation; impact of any supply chain disruptions; changes in applicable standards or methodologies; and enhancement of energy efficiencies.